UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22417

Destra Investment Trust

(Exact name of registrant as specified in charter)

444 West Lake Street, Suite 1700

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Robert A. Watson

C/O Destra Capital Advisors LLC

444 West Lake Street, Suite 1700

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 843-6161

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

Destra Flaherty & Crumrine Preferred and Income Fund

Destra Granahan Small Cap Advantage Fund

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Destra Flaherty & Crumrine Preferred and Income Fund’s and Destra Granahan Small Cap Advantage Fund’s (each, a “Fund” and together, the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.destracapital.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) through the Fund’s transfer agent by calling toll-free at 844-9DESTRA (933-7872), or if you are a direct investor, by enrolling at www.destracapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 844-9DESTRA (933-7872) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Destra Fund Complex if you invest directly with the Fund.

Fellow Shareholders,

We are pleased to present you with your Fiscal 2020 Annual Report (the “Report”) for the Destra Investment Trust, an open-end investment company series with two Funds, the Destra Flaherty & Crumrine Preferred and Income Fund (“the Preferred Fund”) and the Destra Granahan Small Cap Advantage Fund (“the Small Cap Fund”). This Annual Report covers the period between October 1, 2019 and September 30, 2020 (the “Fiscal Year”).

On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12 months ended, September 30, 2020, the Stock market, as represented by the S&P 500 index (“S&P”) returned over +15.1% and global equities, as represented by the MSCI World Index, returned over +8%. That robust return endured a dramatic series of events in stocks due to COVID-19. After initially rising, global equities experienced a sharp decline in February and March 2020. This was largely due to concerns over the impact of the virus. In March 2020, the U.S. equity market ended its 11-year bull market run, as the global economy endured its first recession since the 2008 financial crisis. However, global equities began a sharp rally as investor sentiment improved given significant stimulus efforts from central banks around the world.

Bonds, as measured by the Bloomberg Barclays US Aggregate Index (“Agg”) returned +6.9% for the Fiscal Year period, underperforming Stocks. Alternatives, such as the Morningstar Diversified Alternative Index (“MDA”) Underperformed both stocks and bonds significantly, posting -5.2% return in the Fiscal Year.

The Destra Flaherty & Crumrine Preferred and Income Fund returned a +2.2% for the Class I shares during the period. This underperformed both the Stock and Bond indexes but outperformed the Morningstar US Preferred Category peers average and MDA Alt index during the fiscal year.

The Preferred Fund has now crossed over 9 years of operation since the Fund’s inception back in April 2011. The Fund’s sub-advisor, Flaherty & Crumrine (“F&C”), is a veteran dedicated preferred securities manager with over 37 years’ experience managing Preferred securities. We continue to be impressed with F&C’s expertise in the Preferred market and look forward to celebrating the 10-year anniversary of the Fund next year with them as our partners.

The Destra Granahan Small Cap Advantage Fund had a strong first full fiscal year of operations. The Fund for the fiscal year returned an incredible +38% for the Class I shares, outpacing the Russell 2000 index by over 22%, many of its peers as well as outperforming Stocks, Bonds and Alt indexes during the period.

The Small Cap Fund and its Sub-Advisor, Granahan Investment Management (“Granahan”) are relatively new to Destra, with the Fund celebrating its 1-year anniversary in Aug 2020. Granahan has over 30 years of experience investing in small cap growth companies and they have managed money for many institutional clients over the years.

We appreciate the continued confidence you have placed in us and our investment partners. Please read this Report carefully and be sure to contact your Financial Advisor or Destra Capital if you have any additional questions.

Sincerely,

Robert A. Watson, CFP(R)

President

Destra Capital Advisors LLC

Destra Investment Trust

Risk Disclosure
As of September 30, 2020 (unaudited)

This document may contain forward-looking statements representing Destra Capital Advisors LLC’s (“Destra”), the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisers’ control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak may have a significant negative impact on the operations and profitability of the Funds’ investments. The extent of the impact to the financial performance of the Funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in each Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 844-9DESTRA (933-7872) or access our website at www.destracapital.com.

Destra Flaherty & Crumrine Preferred and Income Fund
Performance and Graphical Illustrations
September 30, 2020 (unaudited)
Destra Flaherty & Crumrine Preferred and Income Fund’s Average Annual Total Returns as of September 30, 2020
Inception Date: April 12, 2011					Inception Date: November 1, 2011
Share Class	1 Year	3 Year	5 Year	Since Inception	Share Class	1 Year	3 Year	5 Year	Since Inception
Class A at NAV	1.96%	3.78%	5.88%	6.72%	Class C	1.20%	2.99%	5.08%	6.08%
Class A with Load	-2.62%	2.20%	4.91%	6.20%	Class C with CDSC	0.20%	2.99%	5.08%	6.08%
Class I	2.22%	4.03%	6.17%	7.04%
ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index	4.68%	5.14%	6.33%	6.95%	ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index	4.68%	5.14%	6.33%	7.34%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 1-844-9DESTRA (933-7873). Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge (CDSC) of 1.00% and a 12b-1 fee of 1.00%.

ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million.

The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the ICE BofAML Hybrid Preferred Securities 8% Constrained Index and 50% of the monthly return on the ICE BofAML US Capital Securities US Issuers 8% Constrained Index prior to 4/30/2012 and thereafter of the ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index. Index returns include investments of any distributions. It is not possible to invest directly in an index.

Growth of an Assumed $10,000 Investment

Value as of 9/30/20
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Destra Flaherty & Crumrine Preferred & Income Fund Class A (reflects 4.50% sales charge)
ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index
$18,898
$17,668
4/12/11
9/30/11
9/30/12
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
9/30/20

This graph illustrates the hypothetical investment of $10,000 in the Fund, Class A with a maximum sales charge of 4.50%, from April 12, 2011 (inception date) to September 30, 2020. The Average Annual and Cumulative Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Destra Flaherty & Crumrine Preferred and Income Fund
Portfolio Manager Letter (unaudited)

Investing Environment

Since touching lows for the fiscal year in March, the preferred market has rebounded impressively. The preferred market began to bounce in the last weeks of March, but year-to-date total returns were still negative at the end of June and reflected the deep market impact of COVID-19. The rebound has continued over the past few months as investors returned to preferred and contingent capital (“CoCo”) securities at a healthy pace, with prices rising quickly, new issue supply being easily absorbed, and market inflows solidly positive. Over the trailing fiscal year period ended September 30, 2020, the Fund’s benchmark (ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index) returned 4.7%.

The COVID-19 pandemic and public and private responses to it dealt a severe blow to the U.S. economy during the first few months of 2020. Safer-at-Home orders prompted many businesses to suspend or sharply reduce operations early in the quarter. While most businesses began to reopen in May, many remain closed or are operating at substantially reduced capacity. Leisure and hospitality businesses have been hit particularly hard. The National Bureau of Economic Research (NBER) declared March the beginning of a recession. Inflation-adjusted gross domestic product (real GDP) fell by 31.7% in calendar Q2, led by a 34.1% plunge in personal consumption expenditures. This was by far the largest one-quarter decline in the economy since quarterly GDP statistics began in 1947.

Meanwhile, interest rates are not only at historically low levels, but they are also forecast to remain near these levels for several years. Low interest rates impact preferreds in many ways, both positive and negative. Income will likely trend lower over time, as issuers refinance higher-coupon preferreds – although call protection will keep the decline measured for some time. While fixed-rate and longer-duration investments have outperformed this year given the dramatic move lower in rates, much of the preferred market is a fixed-float structure, which results in intermediate interest rate duration. Earning attractive income, while exposed to only intermediate duration, is a combination we believe benefits long-term investors. However, certain fixed-float securities have extended beyond their first call date, and now reset at coupons below what many expected, which has depressed prices on many of these securities. The magnitude of interest rate changes has made for some interesting dislocations within fixed-float securities, especially with newer issuance coming with lower coupon rates but higher back-end spreads that reset off much lower benchmark rates.

Actions taken by the Federal Reserve have greatly benefited fixed-income markets. Notably, the Fed began directly investing in both investment-grade (IG) corporate bonds and high yield (HY) bonds – with ETFs as their primary investment vehicle. While preferred and CoCo securities are not directly included in the Fed’s mandate, these markets have benefited from the overall positive sentiment and market technicals. Not only did IG and HY markets rebound, but there was a pile-on trade in these markets as investors simply followed the Fed’s lead.

Performance Discussion

Portfolio Activity

Over the trailing fiscal year period ended September 30, 2020, the Fund’s energy holdings were a significant detractor to performance. Even though stabilization in the price of oil has led to a strong rebound by energy preferreds since March, the energy sector remains the worst performing industry over the Fund’s fiscal year. Consequently, even the Fund’s modest overweight to energy companies (5% of the Fund compared to 3% of the benchmark as of September 30, 2020) has been a significant drag over the Fund’s fiscal year.

Energy continues to be a sector under pressure, even though we don’t see direct credit problems within most of this sector. The vast majority of energy issuers are pipeline companies, with limited direct commodity exposure — but rather exposure to volume changes on their systems. They have high-quality assets that continue to be utilized, often under take-or-pay arrangements with end-users. While pipeline credit metrics have remained largely unscathed by COVID-19, there has been a sizable and negative shift in attitudes toward fossil fuels. MLPs have evolved away from high-growth strategies, and corporate structures have been simplified to look more like a utility than growth company. Along with broad commodity price declines, this has radically shifted the investor base and depressed valuations. Additionally, the political climate has shifted as green initiatives gain support as a replacement for traditional energy production and transport. Although energy is a sector in transition, we believe the Fund’s energy investments are good credits that will continue to be an important part of energy infrastructure.

The Fund’s fixed-float holdings (71% of the Fund compared to 51% of the benchmark as of September 30, 2020) were also a significant drag on performance over the Fund’s fiscal year. While fixed-float preferreds have performed much better over recent months, they haven’t made up entirely for ground lost earlier in the year when markets sold off. Their underperformance was primarily due to declining interest rates and wider credit spreads induced by the pandemic, resulting in projected reset rates that are lower than new issue coupons. However, broad demand for attractive yield and good credit quality in the preferred market has caused credit spreads to narrow significantly over recent months,

Destra Flaherty & Crumrine Preferred and Income Fund
Portfolio Manager Letter (unaudited) (continued)

pushing down new issue coupons in the process. Looking forward, the Fund’s fixed-float holdings generally have longer call protection and could benefit more as the economy strengthens, credit spreads narrow and new issue reset spreads approach levels closer to those on outstanding preferreds.

Perspective & Outlook

The second quarter should mark the low for this contraction. In fact, monthly data suggests the U.S. economy hit bottom in April and began to recover in May, with growth accelerating in June. Economists expect real GDP to jump by 29.9% in calendar Q3 and 4.0% in calendar Q4. For the full year, economists forecast -4.0%, 3.7% and 2.7% growth in 2020, 2021 and 2022, respectively. That growth path would still leave the economy smaller and unemployment higher than expected to be prior to the pandemic, but it should not impose broad strain on issuers of preferred securities, most of which are investment grade companies. Companies we follow have highlighted efforts to reduce expenses and streamline operations in response to revenue pressures from COVID-19. Initiatives have ranged from closing underutilized retail bank branches to consolidating manufacturing plants. These actions should protect earnings currently and help them recover more quickly as the pandemic recedes.

We believe most preferred and CoCo issuers entered this latest crisis on solid footing and have taken steps necessary to weather this storm, but much uncertainty remains on the pace and extent of global recovery. We remain mindful that even as progress is made, there are likely to be setbacks on the road to recovery. Fortunately, the preferred market is dominated by issuers in the banking, insurance and other financial services industries, which we think are well-positioned to manage through current challenges. We close as we did last quarter: seeing good opportunity for long-term investors in the preferred and CoCo markets to earn competitive returns over coming years, albeit with some bumps along the way.

Destra Granahan Small Cap Advantage Fund
Performance and Graphical Illustrations
September 30, 2020 (unaudited)
Destra Granahan Small Cap Advantage Fund’s Cumulative Total Returns as of September 30, 2020
Inception Date: August 8, 2019
Share Class	1 Year	Since Inception Cumulative
Class A at NAV	37.69%	23.63%
Class A with Load	31.44%	18.77%
Class I	38.05%	23.80%
Russell 2000 Growth Index	15.71%	10.44%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 1-844-9DESTRA (933-7873). Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%.

Growth of an Assumed $10,000 Investment

Value as of 9/30/20
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
Destra Granahan Small Cap Advantage Fund Class A (reflects 4.50% sales charge)
Russell 2000 Growth Index
$12,178
$11,204
8/8/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20

This graph illustrates the hypothetical investment of $10,000 in the Fund, Class A with a maximum sales charge of 4.50%, from August 8, 2019 (inception date) to September 30, 2020. The Cumulative Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Destra Granahan Small Cap Advantage Fund
Portfolio Manager Letter (unaudited)

Distinguishing Features

As of September 30, 2020, the Destra Granahan Small Cap Advantage Fund has an intended overweight to the Technology sector versus the Russell 2000 Growth benchmark, 26% to 17%. While the Fund is constructed on a bottom-up basis, i.e. focusing more on the stock rather than the sector, there is a strategic bias towards the Technology sector. The Fund is also biased towards an overweight to Healthcare yet when compared to the benchmark, is underweight with a weight of 27% versus 34%. This underweight is based on the fact that Russell has categorized many stocks into the Healthcare sector. The rest of the Fund’s weightings are fairly in line with the benchmark with minimal weighting differences.

As a reminder, while the Fund is constructed more by the company instead of sector, the manager puts a lot of emphasis on the life cycle of the company. The manager’s unique categorization of a company’s life cycle include: Pioneers, Core Growth and Special Situation. The investment team has a band for how much weight each one of these categories will contain in the Fund.

Commentary

Market Environment

2020 was clearly a year for the ages on so many fronts. The COVID-19 pandemic, social unrest, a contentious presidential election and a stock market that bounced around like a tennis ball and defied all logic.

If we go back to Q4-2019 the Russell 2000 Growth Index, the benchmark for the Destra Granahan Small Cap Advantage Fund returned +11.4% for the quarter and a whopping +28.5% for the year 2019. Q1-2020 saw the COVID-19 pandemic strike the United States in force and cause a number of leading indicators to drop to historic lows. The Fund’s benchmark was down -25.8% with the bulk of that happening in March 2020. The United States government acted swiftly and passed a stimulus package to help those businesses and individuals severely affected by COVID-19. It worked. The Russell 2000 Growth Index was up +30.6% in Q2 2020 and +7.2% for Q3 2020, Year To Date as of September 30, 2020 the benchmark stands at a remarkable +3.9% as we continue to battle the COVID-19 pandemic.

As we move into Q4 2020, all eyes are on a vaccine to combat COVID-19 and the Presidential election. Stay tuned.

Performance Discussion

As of September 30, 2020 the Destra Granahan Small Cap Advantage Fund returned net of fees +21.7% year to date versus +3.9% for the Russell 2000 Growth Index benchmark in 2020. Since inception when the Fund opened in August 2019 through September 30, 2020 the Fund is up an impressive +23.8% versus +10.4%.

As mentioned above, Granahan is a bottom-up stock picker. When analyzing the effectiveness of the Fund focus should be on the stocks selected or omitted versus the benchmark. For the purposes of reviewing performance for the past year let’s take a look at sector comparison, LifeCycle comparison and finally stock selection.

The largest contributing sector to performance for the past year was Producer Durables, followed by Energy and then Real Estate. The Fund’s overweight in Producer Durables, (1.78% vs. 0.10%) contributed +125.12% and overweight in Energy, (2.22% vs. 0.98%) contributed 73.67%. In Real Estate the Fund was weighted 4.11% vs. 4.14% for the benchmark. This sector added 54.70%. On the reverse, Telecommunications made up .11% of the Fund versus 2.20% for the benchmark. This underweight led to -37.91% underperformance. In the biased sectors, Technology was 27.45% weight versus 15.51% for the benchmark. This added +28.79% to the Fund. Healthcare was 26.22% versus 31.39% for the benchmark resulting in +10.44% to the Fund.

From a LifeCycles category standpoint, Core Growth was 46.08% of the weight and contributed +22.54% to the return. Pioneers were next at 26.06% weight for a +16.33% return while Special Situation names were 25.77% of the weight returning -0.04%.

From a stock selection standpoint the largest contributors to the Fund’s performance were Chegg – an on-line tutorial service that added +3.89% to performance. Next was Immunomedics, a biotech company focused on the development of antibody drug conjugates for the treatment of cancer. The company was acquired in 2020 by Gilead Sciences. The stock added +3.54% to performance over the past year. Finally, LivePerson, a global technology company that develops conversational commerce and Artificial Intelligence software contributed +2.60% for the year.

On the negative side our investments in One Spa World, which operates health and wellness centers on board cruise ships and destination resorts worldwide was obviously hurt by the COVID-19 pandemic. It negatively impacted performance by -1.31% for the year. Cornerstone OnDemand, a cloud based people development software provider that has a talent management system providing recruitment, training, management and collaborative solutions for business was down -0.85% and RBC Bearings, which provides global industrial, aerospace and defense customers with unique design solutions to complex problems contributed -0.79% in performance. These were the largest detractors to the Fund for the year.

Destra Granahan Small Cap Advantage Fund
Portfolio Manager Letter (unaudited) (continued)

Outlook

While we don’t have a crystal ball, (nor do we believe that there is a reliable one in the marketplace), we focus on executing our Fundamental investment process as tightly as possible. As bottom up stock investors, stock selection drives our performance. Our experienced and focused investment team closely monitors the fundamentals to make sure we aren’t missing anything from a company level. This overall experience level of our team also affords our firm a wide network of senior management and board members to tap into on potential investments. On a valuation basis we continue to make portfolio adjustments based on valuation, conviction, risk/reward and diversification purposes, including across LifeCycle categories.

In addition to these disciplines, clearly there are many factors in the markets that we pay attention to. The November election no doubt will have effects one way or another. The COVID-19 pandemic and watch for vaccination to put this deadly disease to rest will most certainly effect the markets for the rest of 2020 and well into 2021. What the United States Government does regarding a second stimulus package due to the virus. Unemployment. These are all significant factors that could impact the Fund one way or another. The one thing that we do feel very confident about is that Technology and Healthcare will continue to be main factors in the market and our focus and experience in these areas make us feel very good about the Fund.

Disclosure:

The information provided in this commentary should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Overview of Fund Expenses
As of September 30, 2020 (unaudited)

As a shareholder of the Destra Investment Trust, you incur management fees and other fund expenses. The expense examples below (the “Example”) are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Destra Flaherty & Crumrine Preferred and Income Fund	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio(1)	Expenses Paid During Period 4/1/20 – 9/30/20(1)
Class I
Actual	$1,000.00	$1,173.60	1.17%	$ 6.35
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.17%	5.90
Class A
Actual	1,000.00	1,172.10	1.42%	7.70
Hypothetical (5% return before expenses)	1,000.00	1,017.91	1.42%	7.16
Class C
Actual	1,000.00	1,167.60	2.17%	11.74
Hypothetical (5% return before expenses)	1,000.00	1,014.17	2.17%	10.91
Destra Granahan Small Cap Advantage Fund	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio(2)	Expenses Paid During Period 4/1/20 – 9/30/20(2)
Class I
Actual	$1,000.00	$1,527.50	1.50%	$ 9.48
Hypothetical (5% return before expenses)	1,000.00	1,017.54	1.50%	7.57
Class A
Actual	1,000.00	1,526.90	1.75%	11.06
Hypothetical (5% return before expenses)	1,000.00	1,016.28	1.75%	8.82

(1)   Expenses are equal to the Destra Flaherty & Crumrine Preferred and Income Fund’s annualized expense ratios for the period April 1, 2020 through September 30, 2020, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(2)   Expenses are equal to the Destra Granahan Small Cap Advantage Fund’s annualized expense ratio for the period April 1, 2020 through September 30, 2020, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments
As of September 30, 2020
Shares or Principal Amount		Moody’s Ratings*	Value
	PREFERRED SECURITIES – 76.1%
	BANKS – 36.7%
28,600	BancorpSouth Bank, 5.500%, Series A(1)	Ba1	$731,302
	Bank of America Corp.
500,000	6.100% to 03/17/25 then 3-Month USD Libor + 3.898%, Series AA(1)	Baa3	544,653
2,000,000	6.250% to 09/05/24 then 3-Month USD Libor + 3.705%, Series X(1)	Baa3	2,141,308
250,000	6.300% to 03/10/26 then 3-Month USD Libor + 4.553%, Series DD(1)	Baa3	282,662
4,525,000	6.500% to 10/23/24 then 3-Month USD Libor + 4.174%, Series Z(1)	Baa3	5,031,347
290,945	Capital One Financial Corp., 5.000%, Series I(1)	Baa3	7,296,901
	Citigroup, Inc.
1,125,000	4.700% to 01/30/25 then SOFR + 3.234%, Series V(1)	Ba1	1,089,141
4,560,000	5.950% to 05/15/25 then 3-Month USD Libor + 3.905%, Series P(1)	Ba1	4,785,880
1,700,000	6.250% to 08/15/26 then 3-Month USD Libor + 4.517%, Series T(1)	Ba1	1,889,609
108,199	6.875% to 11/15/23 then 3-Month USD Libor + 4.130%, Series K(1)	Ba1	2,989,538
16,400	7.125% to 09/30/23 then 3-Month USD Libor + 4.040%, Series J(1)	Ba1	461,004
150,000	Citizens Financial Group, Inc., 6.350% to 04/06/24 then 3-Month USD Libor + 3.642%, Series D(1)	BB+(2)	4,147,500
	CoBank ACB
11,790	6.200% to 01/01/25 then 3-Month USD Libor + 3.744%, Series H(1)(3)	BBB+(2)	1,247,382
8,400	6.250% to 10/01/22 then 3-Month USD Libor + 4.557%, Series F(1)(3)	BBB+(2)	882,000
500,000	6.250% to 10/01/26 then 3-Month USD Libor + 4.660%, Series I(1)(3)	BBB+(2)	530,000
1,050,000	Comerica, Inc., 5.625% to 10/01/25 then USD 5 Year Tsy + 5.291%, Series A(1)	Baa2	1,105,125
36,000	Dime Community Bancshares, Inc., 5.500%, Series A(1)	BB-(4)	811,080
Shares or Principal Amount		Moody’s Ratings*	Value
	PREFERRED SECURITIES (continued)
	BANKS (continued)
	Fifth Third Bancorp
45,761	6.000%, Series A(1)	Baa3	$1,205,345
46,945	6.625% to 12/31/23 then 3-Month USD Libor + 3.710%, Series I(1)	Baa3	1,252,962
20,800	First Citizens BancShares, Inc., 5.375%, Series A(1)	Baa3	555,360
	First Horizon National Corp.
8,000	6.200%, Series A(1)	Ba2	210,400
412	6.500%, Series E(1)	Ba2	11,235
	Goldman Sachs Group, Inc.
925,000	4.400% to 02/10/25 then USD 5 Year Tsy + 2.850%, Series S(1)	Ba1	875,281
2,500,000	4.950% to 02/10/25 then USD 5 Year Tsy + 3.224%, Series R(1)	Ba1	2,504,145
600,000	5.500% to 08/10/24 then USD 5 Year Tsy + 3.623%, Series Q(1)	Ba1	633,550
99,605	6.375% to 05/10/24 then 3-Month USD Libor + 3.550%, Series K(1)	Ba1	2,804,877
	Huntington Bancshares, Inc.
355,000	4.450% to 10/15/27 then USD 7 Year Tsy + 4.045%, Series G(1)	Baa3	352,338
1,050,000	5.625% to 07/15/30 then USD 10 Year Tsy + 4.945%, Series F(1)	Baa3	1,157,625
49,593	6.250%, Series D(1)	Baa3	1,253,711
1,450,000	JPMorgan Chase & Co., 3.616%, 3-Month USD Libor + 3.320%, Series V(1)(5)	Baa2	1,344,549
	KeyCorp
3,740,000	5.000% to 09/15/26 then 3-Month USD Libor + 3.606%, Series D(1)	Baa3	3,775,848
25,277	5.625%, Series G(1)	Baa3	684,754
30,425	6.125% to 12/15/26 then 3-Month USD Libor + 3.892%, Series E(1)	Baa3	887,193
700,000	M&T Bank Corp., 6.450% to 02/15/24 then 3-Month USD Libor + 3.610%, Series E(1)	Baa2	751,237
15,000	Merchants Bancorp, 6.000% to 10/01/24 then 3-Month USD Libor + 4.569%, Series B(1)	NR(6)	371,250

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2020
Shares or Principal Amount		Moody’s Ratings*	Value
	PREFERRED SECURITIES (continued)
	BANKS (continued)
	Morgan Stanley
171,717	5.850% to 04/15/27 then 3-Month USD Libor + 3.491%, Series K(1)	Ba1	$4,698,177
24,190	6.375% to 10/15/24 then 3-Month USD Libor + 3.708%, Series I(1)	Ba1	660,387
164,500	6.875% to 01/15/24 then 3-Month USD Libor + 3.940%, Series F(1)	Ba1	4,466,175
165,285	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3-Month USD Libor + 3.821%, Series A(1)	Ba2	4,537,073
106,311	People’s United Financial, Inc., 5.625% to 12/15/26 then 3-Month USD Libor + 4.020%, Series A(1)	Ba1	2,858,703
	Regions Financial Corp.
90,500	5.700% to 08/15/29 then 3-Month USD Libor + 3.148%, Series C(1)	Ba1	2,451,645
725,000	5.750% to 09/15/25 then USD 5 Year Tsy + 5.426%, Series D(1)	Ba1	775,750
74,300	6.375% to 09/15/24 then 3-Month USD Libor + 3.536%, Series B(1)	Ba1	2,058,110
20,402	Sterling Bancorp, 6.500%, Series A(1)	Ba2	534,736
46,000	Synchrony Financial, 5.625%, Series A(1)	BB-(2)	1,132,520
127,922	Synovus Financial Corp., 5.875% to 07/01/24 then USD 5 Year Tsy + 4.127%, Series E(1)	BB-(2)	3,291,433
72,679	Texas Capital Bancshares, Inc., 6.500%, Series A(1)	Ba2	1,830,057
15,000	TriState Capital Holdings, Inc., 6.375% to 07/01/26 then 3-Month USD Libor + 4.088%, Series B(1)	NR(6)	359,250
	Truist Financial Corp.
18,000	4.750%, Series R(1)	Baa2	467,100
1,098,000	4.800% to 09/01/24 then USD 5 Year Tsy + 3.003%, Series N(1)	Baa2	1,103,091
1,050,000	4.950% to 12/01/25 then USD 5 Year Tsy + 4.605%, Series P(1)	Baa2	1,107,750
Shares or Principal Amount		Moody’s Ratings*	Value
	PREFERRED SECURITIES (continued)
	BANKS (continued)
	Valley National Bancorp
2,022	5.500% to 09/30/22 then 3-Month USD Libor + 3.578%, Series B(1)	BB(2)	$50,732
30,345	6.250% to 06/30/25 then 3-Month USD Libor + 3.850%, Series A(1)	BB(2)	809,908
8,440,000	Wachovia Capital Trust III, 5.570%, 3-Month USD Libor + 0.930%, Series I(1)(5)	Baa2	8,448,271
	Wells Fargo & Co.
1,557,000	5.875% to 06/15/25 then 3-Month USD Libor + 3.990%, Series U(1)	Baa2	1,676,976
20,000	6.625% to 03/15/24 then 3-Month USD Libor + 3.690%, Series R(1)	Baa2	560,400
267	7.500%, Series L(1)(7)	Baa2	358,327
43,200	WesBanco, Inc., 6.750% to 11/15/25 then USD 5 Year Tsy + 6.557%, Series A(1)	NR(6)	1,164,672
44,000	Wintrust Financial Corp., 6.875% to 07/15/25 then USD 5 Year Tsy + 6.507%, Series E(1)	BB(4)	1,174,360
	Zions Bancorp NA
43,000	5.800% to 06/15/23 then 3-Month USD Libor + 3.800%, Series I(1)	BB+(2)	41,409
2,000	6.300% to 03/15/23 then 3-Month USD Libor + 4.240%, Series G(1)	BB+(2)	54,140
			103,269,244
	FINANCIAL SERVICES – 1.9%
450,000	AerCap Global Aviation Trust, 6.500% to 06/15/25 then 3-Month USD Libor + 4.300%, 06/15/45(3)	Ba1	383,962
1,545,000	AerCap Holdings, 5.875% to 10/10/24 then USD 5 Year Tsy + 4.535%, 10/10/79	Ba2	1,187,186
800,000	Discover Financial Services, 6.125% to 09/23/25 then USD 5 Year Tsy + 5.783%, Series D(1)	Ba2	848,240
590,000	E*TRADE Financial Corp., 5.300% to 03/15/23 then 3-Month USD Libor + 3.160%, Series B(1)	Ba2	579,648

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2020
Shares or Principal Amount		Moody’s Ratings*	Value
	PREFERRED SECURITIES (continued)
	FINANCIAL SERVICES (continued)
	General Motors Financial Co., Inc.
725,000	5.700% to 09/30/30 then USD 5 Year Tsy + 4.997%, Series C(1)	Ba2	$729,531
560,000	5.750% to 09/30/27 then 3-Month USD Libor + 3.598%, Series A(1)	Ba2	535,857
600,000	6.500% to 09/30/28 then 3-Month USD Libor + 3.436%, Series B(1)	Ba2	597,480
21,000	Stifel Financial Corp., 6.250%, Series B(1)	BB-(2)	558,180
			5,420,084
	INSURANCE – 18.4%
1,151,000	ACE Capital Trust II, 9.700%, 04/01/30	Baa1	1,706,701
65,307	Allstate Corp., 5.100%, Series H(1)	Baa2	1,748,921
92,000	American Equity Investment Life Holding Co., 5.950% to 12/01/24 then USD 5 Year Tsy + 4.322%, Series A(1)	BB(2)	2,249,400
1,515,000	American International Group, Inc., 8.175% to 05/15/38 then 3-Month USD Libor + 4.195%, 05/15/58	Baa2	2,172,665
	Arch Capital Group, Ltd.
13,000	5.250%, Series E(1)	Baa3	329,030
22,247	5.450%, Series F(1)	Baa3	575,307
	Aspen Insurance Holdings, Ltd.
25,000	5.625%(1)	Ba1	639,250
19,543	5.950% to 07/01/23 then 3-Month USD Libor + 4.060%(1)	Ba1	493,070
	Athene Holding, Ltd.
88,000	6.350% to 06/30/29 then 3-Month USD Libor + 4.253%, Series A(1)	BBB-(2)	2,362,800
29,000	6.375% to 09/30/25 then USD 5 Year Tsy + 5.970%, Series C(1)	BBB-(2)	785,900
183,598	Axis Capital Holdings, Ltd., 5.500%, Series E(1)	Baa3	4,723,977
735,000	Axis Specialty Finance LLC, 4.900% to 01/15/30 then USD 5 Year Tsy + 3.186%, 01/15/40	Baa2	735,661
Shares or Principal Amount		Moody’s Ratings*	Value
	PREFERRED SECURITIES (continued)
	INSURANCE (continued)
100,435	Delphi Financial Group, Inc., 3.470%, 3-Month USD Libor + 3.190%, 05/15/37(5)	BBB(2)	$1,904,499
825,000	Enstar Finance LLC, 5.750% to 09/01/25 then USD 5 Year Tsy + 5.468%, 09/01/40	BB+(2)	841,566
45,400	Enstar Group, Ltd., 7.000% to 09/01/28 then 3-Month USD Libor + 4.015%, Series D(1)	BB+(2)	1,192,658
125,000	Equitable Holdings, Inc., 4.950% to 12/15/25 then USD 5 Year Tsy + 4.736%, Series B(1)	Ba1	127,813
196,000	Everest Reinsurance Holdings, Inc., 2.665%, 3-Month USD Libor + 2.385%, 05/15/37(5)	Baa2	167,036
7,103,000	Liberty Mutual Group, Inc., 7.800% to 03/15/37 then 3-Month USD Libor + 3.576%, 03/15/37(3)	Baa3	8,637,695
	MetLife, Inc.
1,605,000	9.250% to 04/08/38 then 3-Month USD Libor + 5.540%, 04/08/38(3)	Baa2	2,430,525
1,937,000	10.750% to 08/01/39 then 3-Month USD Libor + 7.548%, 08/01/39	Baa2	3,155,542
865,000	PartnerRe Finance B LLC, 4.500% to 10/01/30 then USD 5 Year Tsy + 3.815%, 10/01/50	Baa1	870,168
141,098	PartnerRe, Ltd., 5.875%, Series I(1)	Baa2	3,575,423
4,500,000	Provident Financing Trust I, 7.405%, 03/15/38	Ba1	5,155,186
100,476	Reinsurance Group of America, Inc., 5.750% to 06/15/26 then 3-Month USD Libor + 4.040%, 06/15/56	Baa2	2,753,042
1,175,000	SBL Holdings, Inc., 7.000% to 05/13/25 then USD 5 Year Tsy + 5.580%, Series A(1)(3)	BB(2)	1,000,219
23,000	Voya Financial, Inc., 5.350% to 09/15/29 then USD 5 Year Tsy + 3.210%, Series B(1)	Ba2	646,300
28,768	W.R. Berkley Corp., 5.750%, 06/01/56	Baa2	732,433
			51,712,787

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2020
Shares or Principal Amount		Moody’s Ratings*	Value
	PREFERRED SECURITIES (continued)
	UTILITIES – 12.1%
41,000	Algonquin Power & Utilities Corp., 6.200% to 07/01/24 then 3-Month USD Libor + 4.010%, 07/01/79, Series 19-A	BB+(2)	$1,141,850
646,000	CenterPoint Energy, Inc., 6.125% to 09/01/23 then 3-Month USD Libor + 3.270%, Series A(1)	Ba1	656,957
109,000	CMS Energy Corp., 5.875%, 03/01/79	Baa2	2,933,190
3,576,000	ComEd Financing III, 6.350%, 03/15/33	Baa2	4,216,998
2,000,000	Duke Energy Corp., 4.875% to 09/16/24 then USD 5 Year Tsy + 3.388%, Series B(1)	Baa3	2,118,276
2,806,000	Emera, Inc., 6.750% to 06/15/26 then 3-Month USD Libor + 5.440%, 06/15/76, Series 16-A	Ba2	3,119,556
79,020	Integrys Holding, Inc., 6.000% to 08/01/23 then 3-Month USD Libor + 3.220%, 08/01/73	Baa2	2,177,001
1,140,000	NextEra Energy Capital Holdings, Inc., 5.650% to 05/01/29 then 3-Month USD Libor + 3.156%, 05/01/79, Series O	Baa2	1,292,909
285,000	NiSource, Inc., 5.650% to 06/15/23 then USD 5 Year Tsy + 2.843%, Series A(1)	Ba1	283,002
21,587	SCE Trust II, 5.100%, Series G(1)	Ba1	553,707
119,974	SCE Trust V, 5.450% to 03/15/26 then 3-Month USD Libor + 3.790%, Series K(1)	Ba1	2,709,013
192,087	SCE Trust VI, 5.000%, Series L(1)	Ba1	4,400,713
1,300,000	Sempra Energy, 4.875% to 10/15/25 then USD 5 Year Tsy + 4.550%, Series C(1)	Ba1	1,339,000
1,140,000	Southern California Edison Co., 6.250% to 02/01/22 then 3-Month USD Libor + 4.199%, Series E(1)	Ba1	1,122,520
225,000	Southern Co., 4.950%, 01/30/80, Series 2020A	Baa3	5,931,000
4,866	Spire, Inc., 5.900%, Series A(1)	Ba1	132,745
			34,128,437
Shares or Principal Amount		Moody’s Ratings*	Value
	PREFERRED SECURITIES (continued)
	ENERGY – 4.9%
	DCP Midstream LP
1,300,000	7.375% to 12/15/22 then 3-Month USD Libor + 5.148%, Series A(1)	B1	$852,429
3,900	7.875% to 06/15/23 then 3-Month USD Libor + 4.919%, Series B(1)	B1	64,974
	Enbridge, Inc.
340,000	5.750% to 07/15/30 then USD 5 Year Tsy + 5.314%, 07/15/80	Ba1	353,066
1,252,000	6.000% to 01/15/27 then 3-Month USD Libor + 3.890%, 01/15/77, Series 16-A	Ba1	1,261,826
	Energy Transfer Operating LP
362,000	7.125% to 05/15/30 then USD 5 Year Tsy + 5.306%, Series G(1)	Ba2	286,432
203,430	7.375% to 05/15/23 then 3-Month USD Libor + 4.530%, Series C(1)	Ba2	3,437,967
155,236	7.600% to 05/15/24 then 3-Month USD Libor + 5.161%, Series E(1)	Ba2	2,702,659
1,600	7.625% to 08/15/23 then 3-Month USD Libor + 4.738%, Series D(1)	Ba2	27,504
1,765,000	MPLX LP, 6.875% to 02/15/23 then 3-Month USD Libor + 4.652%, Series B(1)	BB+(2)	1,456,033
	Transcanada Trust
1,825,000	5.500% to 09/15/29 then 3-Month USD Libor + 4.154%, 09/15/79	Baa3	1,922,083
1,350,000	5.875% to 08/15/26 then 3-Month USD Libor + 4.640%, 08/15/76, Series 16-A	Baa3	1,439,178
			13,804,151
	MISCELLANEOUS – 1.5%
370,000	Apollo Management Holdings LP, 4.950% to 12/17/24 then USD 5 Year Tsy + 3.266%, 01/14/50(3)	BBB(2)	370,082
	Land O’ Lakes, Inc.
700,000	7.250%, Series B(1)(3)	BB(2)	652,257
3,115,000	8.000%, Series A(1)(3)	BB(2)	3,037,125
			4,059,464

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2020
Shares or Principal Amount		Moody’s Ratings*	Value
	PREFERRED SECURITIES (continued)
	COMMUNICATIONS – 0.6%
33,000	AT&T, Inc., 4.750%, Series C(1)	Ba1	$841,500
700,000	Vodafone Group PLC, 7.000% to 04/04/29 then USD 5 Year Swap + 4.873%, 04/04/79	Ba1	831,732
			1,673,232

	TOTAL PREFERRED SECURITIES (Cost $210,365,269)		214,067,399

	CONTINGENT CAPITAL SECURITIES – 20.7%
	BANKS – 19.1%
4,207,000	Australia & New Zealand Banking Group, Ltd., 6.750% to 06/15/26 then USD 5 Year Swap + 5.168%(1)(3)	Baa2	4,816,489
	Banco Bilbao Vizcaya Argentaria SA
2,600,000	6.125% to 11/16/27 then USD 5 Year Swap + 3.870%(1)	Ba2	2,525,419
800,000	6.500% to 03/05/25 then USD 5 Year Tsy + 5.192%(1)	Ba2	800,120
	Banco Mercantil del Norte SA
360,000	7.500% to 06/27/29 then USD 10 Year Tsy + 5.470%(1)(3)	Ba2	355,190
640,000	7.625% to 01/10/28 then USD 10 Year Tsy + 5.353%(1)(3)	Ba2	639,616
	Barclays PLC
870,000	6.125% to 06/15/26 then USD 5 Year Tsy + 5.867%(1)	Ba2	884,039
8,247,000	7.875% to 03/15/22 then USD 5 Year Swap + 6.772%(1)(3)	Ba2	8,512,463
700,000	8.000% to 06/15/24 then USD 5 Year Tsy + 5.672%(1)	Ba2	745,859
600,000	BBVA Bancomer SA Texas, 5.875% to 09/13/29 then USD 5 Year Tsy + 4.308%, 09/13/34(3)	Baa3	610,500
	BNP Paribas SA
3,000,000	7.375% to 08/19/25 then USD 5 Year Swap + 5.150%(1)(3)	Ba1	3,343,335
1,000,000	7.625% to 03/30/21 then USD 5 Year Swap + 6.314%(1)(3)	Ba1	1,018,125
Shares or Principal Amount		Moody’s Ratings*	Value
	CONTINGENT CAPITAL SECURITIES (continued)
	BANKS (continued)
500,000	Credit Agricole SA, 8.125% to 12/23/25 then USD 5 Year Swap + 6.185%(1)(3)	Baa3	$589,396
	Credit Suisse Group AG
500,000	5.100% to 01/24/30 then USD 5 Year Tsy + 3.293%(1)(3)	Ba2	483,125
1,000,000	5.250% to 08/11/27 then USD 5 Year Tsy + 4.889%(1)(3)	Ba2	1,004,500
1,100,000	6.375% to 08/21/26 then USD 5 Year Tsy + 4.828%(1)(3)	Ba2	1,176,544
500,000	7.250% to 09/12/25 then USD 5 Year Tsy + 4.332%(1)(3)	Ba2	542,223
	HSBC Holdings PLC
325,000	6.000% to 05/22/27 then USD 5 Year Swap + 3.746%(1)	Baa3	333,396
850,000	6.500% to 03/23/28 then USD 5 Year Swap + 3.606%(1)	Baa3	903,282
4,918,000	6.875% to 06/01/21 then USD 5 Year Swap + 5.514%(1)	Baa3	5,017,014
4,885,000	ING Groep, 6.750% to 04/16/24 then USD 5 Year Swap + 4.204%(1)	Ba1	5,186,160
1,700,000	Lloyds Banking Group PLC, 7.500% to 09/27/25 then USD 5 Year Swap + 4.496%(1)	Baa3	1,811,255
1,530,000	Macquarie Bank, Ltd., 6.125% to 03/08/27 then USD 5 Year Swap + 3.703%(1)(3)	Ba1	1,571,823
	Societe Generale SA
250,000	6.750% to 04/06/28 then USD 5 Year Swap + 3.929%(1)(3)	Ba2	261,766
3,500,000	7.375% to 09/13/21 then USD 5 Year Swap + 6.238%(1)(3)	Ba2	3,595,270
750,000	8.000% to 09/29/25 then USD 5 Year Swap + 5.873%(1)(3)	Ba2	837,535
	Standard Chartered PLC
4,200,000	7.500% to 04/02/22 then USD 5 Year Swap + 6.301%(1)(3)	Ba1	4,313,211
250,000	7.750% to 04/02/23 then USD 5 Year Swap + 5.723%(1)(3)	Ba1	266,060

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2020
Shares or Principal Amount		Moody’s Ratings*	Value
	CONTINGENT CAPITAL SECURITIES (continued)
	BANKS (continued)
1,600,000	UBS Group Funding Switzerland AG, 7.000% to 01/31/24 then USD 5 Year Swap + 4.344%(1)(3)	Ba1	$1,709,112
			53,852,827
	FINANCIAL SERVICES – 0.1%
400,000	Deutsche Bank AG, 6.000% to 04/30/26 then USD 5 Year Tsy + 4.524%(1)	B1	346,000

	INSURANCE – 1.5%
	QBE Insurance Group, Ltd.
600,000	5.875% to 05/12/25 then USD 5 Year Tsy + 5.513%(1)(3)	Baa2	638,250
3,150,000	7.500% to 11/24/23 then USD 10 Year Swap + 6.030%, 11/24/43(3)	Baa1	3,545,911
			4,184,161

	TOTAL CONTINGENT CAPITAL SECURITIES (Cost $56,690,708)		58,382,988

	CORPORATE DEBT SECURITIES – 1.7%
	BANKS – 1.2%
100,000	CIT Group, Inc., 6.125%, 03/09/28	Ba1	114,356
875,000	First Horizon Bank, 5.750%, 05/01/30	Baa3	990,300
84,800	Texas Capital Bancshares, Inc., 6.500%, 09/21/42	Baa3	2,177,664
			3,282,320
	FINANCIAL SERVICES – 0.1%
11,000	B. Riley Financial, Inc., 7.500%, 05/31/27	NR(6)	271,920

	COMMUNICATIONS – 0.4%
	Qwest Corp.
12,347	6.500%, 09/01/56	Ba2	309,169
36,585	6.750%, 06/15/57	Ba2	942,795
			1,251,964

	TOTAL CORPORATE DEBT SECURITIES (Cost $4,574,332)		4,806,204
Shares or Principal Amount		Value
	SHORT-TERM INVESTMENTS – 1.0%
	MONEY MARKET FUND – 1.0%
2,769,382	Fidelity Investments Money Market Treasury Portfolio – Class I, 0.010%(8)	$2,769,382
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,769,382)	2,769,382

	TOTAL INVESTMENTS – 99.5%
	(Cost $274,399,691)	280,025,973
	Other Assets In Excess Of Liabilities – 0.5%	1,472,722
	TOTAL NET ASSETS – 100.0%	$281,498,695

*   Moody’s Ratings are unaudited.

(1)  Security is perpetual in nature with no stated maturity date.

(2)  Standard & Poor’s Rating.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. At September 30, 2020 the total value of these securities is $59,001,691 representing 21.0% of net assets.

(4)  Fitch’s Rating.

(5)  The interest rate shown reflects the rate in effect as of September 30, 2020.

(6)  Security is unrated by Moody’s, S&P and Fitch.

(7)  Convertible security.

(8)  The rate is the annualized seven-day yield as of September 30, 2020.

Libor – London Interbank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

SA – Corporation

SOFR – Secured Overnight Financing Rate

Tsy – United States Government Treasury Yield

Summary by Country	Value	% of Net Assets
Australia	$10,572,473	3.8%
Bermuda	14,677,415	5.2
Canada	9,237,559	3.3
France	9,645,427	3.4
Germany	346,000	0.1
Mexico	1,605,306	0.6
Netherlands	6,373,346	2.3
Spain	3,325,539	1.2
Switzerland	4,915,503	1.7
United Kingdom	23,618,312	8.4
United States	195,709,093	69.5
Total Investments	280,025,973	99.5
Other Assets in Excess of Liabilities	1,472,722	0.5
Net Assets	$281,498,695	100.0%
See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2020

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2020. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 2 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Preferred Securities
Banks	$61,321,699	$41,947,545	$—	$103,269,244
Financial Services	558,180	4,861,904	—	5,420,084
Insurance	22,807,512	28,905,275	—	51,712,787
Utilities	17,802,217	16,326,220	—	34,128,437
Energy	6,233,104	7,571,047	—	13,804,151
Miscellaneous	—	4,059,464	—	4,059,464
Communications	841,500	831,732	—	1,673,232
Contingent Capital Securities
Banks	—	53,852,827	—	53,852,827
Financial Services	—	346,000	—	346,000
Insurance	—	4,184,161	—	4,184,161
Corporate Debt Securities
Banks	2,177,664	1,104,656	—	3,282,320
Financial Services	271,920	—	—	271,920
Communications	1,251,964	—	—	1,251,964
Short-Term Investments
Money Market Fund	2,769,382	—	—	2,769,382
Total Investments in Securities	$116,035,142	$163,990,831	$—	$280,025,973

See accompanying Notes to Financial Statements.

Destra Granahan small cap advantage fund
Schedule of Investments
As of September 30, 2020
Shares		Value
	COMMON STOCKS – 98.6%
	COMMUNICATIONS – 7.2%
	ADVERTISING – 0.7%
160	Trade Desk, Inc., Class A(1)	$83,005

	INTERNET – 6.5%
2,339	Etsy, Inc.(1)	284,492
2,880	EverQuote, Inc., Class A(1)	111,283
12,154	Limelight Networks, Inc.(1)	70,007
2,076	Liquidity Services, Inc.(1)	15,487
28,134	Magnite, Inc.(1)	195,391
553	Q2 Holdings, Inc.(1)	50,467
		727,127
	TOTAL COMMUNICATIONS	810,132

	CONSUMER, CYCLICAL – 6.6%
	AUTO PARTS & EQUIPMENT – 1.3%
3,423	Douglas Dynamics, Inc.	117,067
1,620	Motorcar Parts of America, Inc.(1)	25,207
		142,274
	DISTRIBUTION/WHOLESALE – 0.7%
5,951	Titan Machinery, Inc.(1)	78,732

	ENTERTAINMENT – 0.6%
4,383	GAN Ltd.(1)	74,073

	LEISURE TIME – 0.7%
12,285	OneSpaWorld Holdings, Ltd.	79,852

	RETAIL – 3.3%
3,143	Lovesac Co.(1)	87,093
2,334	Rush Enterprises, Inc., Class A	117,960
4,025	Sonic Automotive, Inc., Class A	161,644
		366,697
	TOTAL CONSUMER, CYCLICAL	741,628

	CONSUMER, NON-CYCLICAL – 37.0%
	BIOTECHNOLOGY – 13.7%
919	Acceleron Pharma, Inc.(1)	103,415
341	Argenx SE, ADR(1)	89,519
4,023	Autolus Therapeutics PLC, ADR(1)	46,828
758	Beam Therapeutics, Inc.(1)	18,662
1,016	Bluebird Bio, Inc.(1)	54,813
941	Blueprint Medicines Corp.(1)	87,231
300	CRISPR Therapeutics AG(1)	25,092
2,796	CytomX Therapeutics, Inc.(1)	18,593
1,560	Editas Medicine, Inc.(1)	43,774
4,105	Esperion Therapeutics, Inc.(1)	152,583
1,060	Frequency Therapeutics, Inc.(1)	20,363
8,330	Harvard Bioscience, Inc.(1)	25,073
1,321	Immunomedics, Inc.(1)	112,325
3,556	Insmed, Inc.(1)	114,290
470	Intercept Pharmaceuticals, Inc.(1)	19,486
Shares		Value
	COMMON STOCKS (continued)
	CONSUMER, NON-CYCLICAL (continued)
	BIOTECHNOLOGY (continued)
7,497	Kindred Biosciences, Inc.(1)	$32,162
1,422	MacroGenics, Inc.(1)	35,820
4,732	NeoGenomics, Inc.(1)	174,563
874	Sangamo Therapeutics, Inc.(1)	8,259
788	Turning Point Therapeutics, Inc.(1)	68,840
4,433	Veracyte, Inc.(1)	144,028
6,051	Vericel Corp.(1)	112,125
661	Xencor, Inc.(1)	25,640
		1,533,484
	COMMERCIAL SERVICES – 12.0%
4,066	2U, Inc.(1)	137,675
16,681	Alta Equipment Group, Inc.(1)	130,612
1,301	Bright Horizons Family Solutions, Inc.(1)	197,804
3,195	Chegg, Inc.(1)	228,251
371	CoStar Group, Inc.(1)	314,797
1,300	HealthEquity, Inc.(1)	66,781
566	Paylocity Holding Corp.(1)	91,364
1,914	ShotSpotter, Inc.(1)	59,410
1,377	Strategic Education, Inc.	125,954
		1,352,648
	HEALTHCARE-PRODUCTS – 7.3%
2,100	AtriCure, Inc.(1)	83,790
1,689	BioLife Solutions, Inc.(1)	48,880
4,928	Cardiovascular Systems, Inc.(1)	193,917
2,334	Castle Biosciences, Inc.(1)	120,084
2,293	CONMED Corp.	180,390
3,780	Oxford Immunotec Global PLC(1)	44,226
1,397	Quanterix Corp.(1)	47,135
707	Repligen Corp.(1)	104,311
		822,733
	HEALTHCARE-SERVICES – 0.4%
1,555	Vapotherm, Inc.(1)	45,095

	PHARMACEUTICALS – 3.6%
4,815	Cidara Therapeutics, Inc.(1)	13,723
1,616	Enanta Pharmaceuticals, Inc.(1)	73,980
9,355	Flexion Therapeutics, Inc.(1)	97,386
517	Intellia Therapeutics, Inc.(1)	10,278
3,965	Jounce Therapeutics, Inc.(1)	32,354
2,854	Neoleukin Therapeutics, Inc.(1)	34,248
1,081	Pacira BioSciences, Inc.(1)	64,990
6,037	Paratek Pharmaceuticals, Inc.(1)	32,660
3,591	Spero Therapeutics, Inc.(1)	40,076
		399,695
	TOTAL CONSUMER, NON-CYCLICAL	4,153,655

See accompanying Notes to Financial Statements.

Destra Granahan small cap advantage fund
Schedule of Investments (continued)
As of September 30, 2020
Shares		Value
	COMMON STOCKS (continued)
	DIVERSIFIED – 1.5%
	HOLDING COMPANIES-DIVERSIFIED – 1.5%
2,517	Executive Network Partnering Corp.(1)	$63,554
9,842	PropTech Acquisition Corp., Class A(1)	109,542
		173,096
	ENERGY – 2.7%
	ENERGY-ALTERNATE SOURCES – 2.7%
3,645	Enphase Energy, Inc.(1)	301,041

	FINANCIAL – 4.8%
	INSURANCE – 3.3%
2,704	eHealth, Inc.(1)	213,616
2,861	GoHealth, Inc., Class A(1)	37,264
2,262	James River Group Holdings Ltd.	100,727
501	Lemonade, Inc.(1)	24,910
		376,517
	PRIVATE EQUITY – 0.5%
3,513	Victory Capital Holdings, Inc., Class A	59,335

	REITS – 1.0%
883	Innovative Industrial Properties, Inc.	109,589
	TOTAL FINANCIAL	545,441

	INDUSTRIAL – 12.5%
	ELECTRONICS – 1.4%
2,040	OSI Systems, Inc.(1)	158,324

	HAND/MACHINE TOOLS – 1.0%
9,437	Luxfer Holdings PLC	118,434

	MACHINERY-DIVERSIFIED – 2.5%
2,168	Chart Industries, Inc.(1)	152,345
3,771	Columbus McKinnon Corp.	124,820
		277,165

	METAL FABRICATE/HARDWARE – 1.8%
2,467	Lawson Products, Inc.(1)	101,221
793	RBC Bearings, Inc.(1)	96,120
		197,341

	MISCELLANEOUS MANUFACTURING – 4.5%
4,499	Axon Enterprise, Inc.(1)	408,059
1,855	Materion Corp.	96,516
		504,575
	TRANSPORTATION – 1.3%
3,127	CryoPort, Inc.(1)	148,220
	TOTAL INDUSTRIAL	1,404,059

	TECHNOLOGY – 26.3%
	COMPUTERS – 5.4%
509	Globant SA(1)	91,223
5,961	Kornit Digital, Ltd.(1)	386,690
1,224	Virtusa Corp.(1)	60,172
448	Zscaler, Inc.(1)	63,029
		601,114
Shares		Value
	COMMON STOCKS (continued)
	TECHNOLOGY (continued)
	SEMICONDUCTORS – 3.3%
5,817	Brooks Automation, Inc.	$269,095
1,300	CEVA, Inc.(1)	51,181
1,789	Onto Innovation, Inc.(1)	53,276
		373,552
	SOFTWARE – 17.6%
1,618	1Life Healthcare, Inc.(1)	45,886
1,018	Blackline, Inc.(1)	91,243
1,101	Cornerstone OnDemand, Inc.(1)	40,032
349	Coupa Software, Inc.(1)	95,710
2,935	Dropbox, Inc., Class A(1)	56,528
5,819	Evolent Health, Inc., Class A(1)	72,214
337	HubSpot, Inc.(1)	98,482
9,156	LivePerson, Inc.(1)	476,020
663	Paycom Software, Inc.(1)	206,392
6,631	Pluralsight, Inc., Class A(1)	113,589
922	PROS Holdings, Inc.(1)	29,449
6,442	Sprout Social, Inc.(1)	248,017
2,988	SPS Commerce, Inc.(1)	232,676
1,533	Upland Software, Inc.(1)	57,794
1,998	Workiva, Inc.(1)	111,408
		1,975,440
	TOTAL TECHNOLOGY	2,950,106
	TOTAL COMMON STOCKS (Cost $9,394,301)	11,079,158

	SHORT-TERM INVESTMENTS – 2.6%
	MONEY MARKET FUND – 2.6%
292,721	Fidelity Investments Money Market Treasury Portfolio – Class I, 0.010%(2)	292,721

	TOTAL SHORT-TERM INVESTMENTS (Cost $292,721)	292,721

	TOTAL INVESTMENTS – 101.2% (Cost $9,687,022)	11,371,879
	Liabilities in Excess of Other Assets – (1.2)%	(135,887)
	TOTAL NET ASSETS – 100.0%	$11,235,992

(1)  Non-income producing security.

(2)  The rate is the annualized seven-day yield as of September 30, 2020.

ADR – American Depository Receipt

PLC – Public Limited Company

SA – Corporation

See accompanying Notes to Financial Statements.

Destra Granahan small cap advantage fund
Schedule of Investments (continued)
As of September 30, 2020
Summary by Industry Group	Value	% of Net Assets
Common Stocks
Advertising	$83,005	0.7%
Auto Parts & Equipment	142,274	1.3
Biotechnology	1,533,484	13.7
Commercial Services	1,352,648	12.0
Computers	601,114	5.4
Distribution/Wholesale	78,732	0.7
Electronics	158,324	1.4
Energy-Alternate Sources	301,041	2.7
Entertainment	74,073	0.6
Hand/Machine Tools	118,434	1.0
Healthcare-Products	822,733	7.3
Healthcare-Services	45,095	0.4
Holding Companies-Diversified	173,096	1.5
Insurance	376,517	3.3
Internet	727,127	6.5
Leisure Time	79,852	0.7
Summary by Industry Group	Value	% of Net Assets
Machinery-Diversified	$277,165	2.5%
Metal Fabricate/Hardware	197,341	1.8
Miscellaneous Manufacturing	504,575	4.5
Pharmaceuticals	399,695	3.6
Private Equity	59,335	0.5
REITS	109,589	1.0
Retail	366,697	3.3
Semiconductors	373,552	3.3
Software	1,975,440	17.6
Transportation	148,220	1.3
Total Common Stocks	11,079,158	98.6
Short-Term Investments
Money Market Fund	292,721	2.6
Total Short-Term Investments	292,721	2.6
Total Investments	11,371,879	101.2
Liabilities in Excess of Other Assets	(135,887)	(1.2)
Total Net Assets	$11,235,992	100.0%

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2020. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 2 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Common Stocks	$11,079,158	$—	$—	$11,079,158
Short-Term Investments	292,721	—	—	292,721
Total Investments in Securities	$11,371,879	$—	$—	$11,371,879

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
September 30, 2020
	Destra Flaherty & Crumrine Preferred and Income Fund	Destra Granahan Small Cap Advantage Fund
Assets:
Investments, at value (cost $274,399,691 and $9,687,022, respectively)	$280,025,973	$11,371,879
Cash	34,925	633
Receivables:
Interest	1,921,513	—
Dividends	408,058	1,838
Capital shares sold	317,758	4,000
Investments sold	—	111,189
Service provider deferral fees due from adviser (see note 3)	—	75,048
Prepaid expenses	32,821	8,325
Total assets	282,741,048	11,572,912

Liabilities:
Payables:
Investments purchased	592,126	235,185
Capital shares redeemed	301,463	—
Management fee (see note 3)	141,356	3,915
Transfer agent fees and expenses	92,642	32,169
Professional fees	40,531	14,017
Distribution fees	31,423	1,572
Accounting and administrative fees	18,647	24,287
Custody fees	6,220	24,410
Accrued other expenses	17,945	1,365
Total liabilities	1,242,353	336,920
Net assets	$281,498,695	$11,235,992

Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$278,461,687	$9,911,833
Distributable earnings	3,037,008	1,324,159
Net assets	$281,498,695	$11,235,992

Net assets:
Class I	$217,420,474	$3,511,693
Class A	34,444,123	7,724,299
Class C	29,634,098	—

Shares outstanding:
Class I	12,169,292	274,898
Class A	1,920,193	605,635
Class C	1,644,406	—

Net asset value per share:
Class I	$17.87	$12.77
Class A	17.94	12.75
Maximum offering price per share(1)	18.79	13.35
Class C	18.02	—

(1)     Includes a sales charge of 4.50%.

See accompanying Notes to Financial Statements

Statements of Operations
For the Year Ended September 30, 2020
	Destra Flaherty & Crumrine Preferred and Income Fund	Destra Granahan Small Cap Advantage Fund
Investment income:
Interest income	$9,115,977	$1,492
Dividend income	6,759,942	14,199
Other income	39,778	—
Total investment income	15,915,697	15,691
Expenses:
Management fee (see note 3)	2,065,915	62,808
Transfer agent fees and expenses	432,102	52,385
Accounting and administrative fees	225,197	45,337
Professional fees	141,542	14,300
Trustee fees (see note 10)	93,536	1,184
Registration fees	67,178	48,449
Chief financial officer fees (see note 10)	55,142	979
Shareholder reporting fees	50,133	1,364
Custody fees	34,476	45,668
Insurance expense	28,013	—
Offering costs (see note 4)	—	96,829
Distribution fees Class C (see note 5)	291,198	—
Distribution fees Class A (see note 5)	85,197	7,645
Other expenses	31,958	2,445
Total expenses:	3,601,587	379,393
Service provider fees deferred and repaid (see note 3)	—	(75,048)
Contractual expenses waived and reimbursed by adviser (see note 3)	—	(211,052)
Net expenses	3,601,587	93,293
Net investment income (loss)	12,314,110	(77,602)
Net realized and unrealized gain (loss):
Net realized loss on:
Investments	(1,802,371)	(372,930)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,868,058)	1,738,497
Net realized and unrealized gain (loss)	(9,670,429)	1,365,567
Net increase in net assets resulting from operations	$2,643,681	$1,287,965
See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Destra Flaherty & Crumrine Preferred and Income Fund		Destra Granahan Small Cap Advantage Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Period Ended September 30, 2019(1)
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$12,314,110	$10,122,691	$(77,602)	$(1,339)
Net realized gain (loss)	(1,802,371)	110,083	(372,930)	(6,581)
Net change in unrealized appreciation (depreciation)	(7,868,058)	11,010,989	1,738,497	(53,640)
Net increase (decrease) in net assets resulting from operations	2,643,681	21,243,763	1,287,965	(61,560)

Distributions to shareholders:
Class I	(10,985,985)	(9,222,883)	—	—
Class A	(1,657,236)	(1,570,678)	—	—
Class C	(1,208,797)	(1,315,727)	—	—
Total distributions to shareholders	(13,852,018)	(12,109,288)	—	—

Capital transactions:
Proceeds from shares sold:
Class I	115,828,910	91,812,363	4,279,088	1,146,464
Class A	18,227,375	15,771,993	6,644,576	228,420
Class C	5,749,525	3,243,740	—	—

Reinvestment of distributions:
Class I	8,648,895	7,349,757	—	—
Class A	1,275,052	1,276,078	—	—
Class C	918,653	989,922	—	—

Cost of shares redeemed:
Class I	(92,786,671)	(69,711,175)	(2,132,692)	—
Class A	(17,820,015)	(14,975,319)	(156,269)	—
Class C	(5,070,250)	(6,110,898)	—	—
Net increase in net assets from capital transactions	34,971,474	29,646,461	8,634,703	1,374,884
Total increase in net assets	23,763,137	38,780,936	9,922,668	1,313,324

Net assets:
Beginning of Period	257,735,558	218,954,622	1,313,324	—
End of Period	$281,498,695	$257,735,558	$11,235,992	$1,313,324

Capital share transactions:
Shares sold:
Class I	6,548,619	5,250,467	408,184	118,224
Class A	1,023,810	887,082	595,151	23,758
Class C	317,351	182,139	—	—

Shares reinvested:
Class I	486,743	423,303	—	—
Class A	71,263	73,418	—	—
Class C	51,232	57,036	—	—

Shares redeemed:
Class I	(5,436,562)	(4,014,621)	(251,510)	—
Class A	(1,019,576)	(859,130)	(13,274)	—
Class C	(290,083)	(348,133)	—	—
Net increase from capital share transactions	1,752,797	1,651,561	738,551	141,982

(1)     Reflects operations for the period from August 8, 2019 (commencement of operations) to September 30, 2019.

See accompanying Notes to Financial Statements

Financial Highlights
for a share of common stock outstanding throughout the periods indicated
Destra Flaherty & Crumrine Preferred and Income Fund
											Ratios to average net assets
Year ending September 30,	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Redemption fees	Net asset value, end of period	Total return(2)	Gross expenses	Net expenses(3)	Net investment income(3)	Net assets, end of period (in thousands)	Portfolio turnover rate
Class I
2020	$18.41	$0.82	$(0.44)	$0.38	$(0.81)	$(0.11)	$(0.92)	$—	$17.87	2.22%	1.17%	1.17%	4.61%	$217,420	19%
2019	17.73	0.84	0.86	1.70	(0.86)	(0.16)	(1.02)	—	18.41	10.13	1.22	1.22	4.75	194,583	18
2018	18.68	0.83	(0.83)	0.00	(0.85)	(0.10)	(0.95)	—	17.73	0.02	1.18	1.18	4.59	158,002	7
2017	18.14	0.82	0.53	1.35	(0.81)	—	(0.81)	—	18.68	7.70	1.25	1.25	4.48	194,525	18
2016	17.00	0.83	1.03	1.86	(0.73)	—	(0.73)	0.01	18.14	11.24	1.19	1.19	4.75	129,427	13
Class A
2020	18.48	0.77	(0.43)	0.34	(0.77)	(0.11)	(0.88)	—	17.94	1.96	1.42	1.42	4.34	34,444	19
2019	17.79	0.80	0.87	1.67	(0.82)	(0.16)	(0.98)	—	18.48	9.88	1.47	1.47	4.51	34,088	18
2018	18.75	0.79	(0.85)	(0.06)	(0.80)	(0.10)	(0.90)	—	17.79	(0.29)	1.43	1.43	4.29	31,021	7
2017	18.20	0.77	0.55	1.32	(0.77)	—	(0.77)	—	18.75	7.46	1.50	1.50	4.24	67,639	18
2016	17.07	0.78	1.03	1.81	(0.68)	—	(0.68)	—	18.20	10.84	1.46	1.46	4.46	78,613	13
Class C
2020	18.56	0.65	(0.45)	0.20	(0.63)	(0.11)	(0.74)	—	18.02	1.20	2.17	2.17	3.60	29,634	19
2019	17.87	0.67	0.87	1.54	(0.69)	(0.16)	(0.85)	—	18.56	9.02	2.22	2.22	3.76	29,065	18
2018	18.83	0.66	(0.85)	(0.19)	(0.67)	(0.10)	(0.77)	—	17.87	(1.02)	2.17	2.17	3.60	29,932	7
2017	18.28	0.64	0.54	1.18	(0.63)	—	(0.63)	—	18.83	6.64	2.25	2.25	3.51	32,764	18
2016	17.14	0.65	1.04	1.69	(0.55)	—	(0.55)	—	18.28	10.03	2.20	2.20	3.69	29,023	13

(1)  Based on average shares outstanding during the period.

(2)  Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period and does not include payment of the maximum sales charge. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

(3)  The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 3).

See accompanying Notes to Financial Statements

Financial Highlights
for a share of common stock outstanding throughout the periods indicated (continued)
Destra Granahan Small Cap Advantage Fund
											Ratios to average net assets(1)
Period ending September 30,	Net asset value, beginning of period	Net investment (loss)(2)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Redemption fees	Net asset value, end of period	Total return(3)(4)	Gross expenses(5)	Net expenses(6)	Net investment (loss)(6)	Net assets, end of period (in thousands)	Portfolio turnover rate(4)
Class I
2020	$9.25	$(0.13)	$3.65	$3.52	$—	$—	$—	$—	$12.77	38.05%	6.49%	1.50%	(1.22)%	$3,512	85%
2019(7)	10.00	(0.01)	(0.74)	(0.75)	—	—	—	—	9.25	(7.50)	35.78	1.50	(0.95)	1,093	86
Class A
2020	9.26	(0.17)	3.66	3.49	—	—	—	—	12.75	37.69	6.74	1.75	(1.47)	7,724	85
2019(7)	10.00	(0.02)	(0.72)	(0.74)	—	—	—	—	9.26	(7.40)	36.03	1.75	(1.19)	220	86

(1)  Annualized for periods less than one year.

(2)  Based on average shares outstanding during the period.

(3)  Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period and does not include payment of the maximum sales charge. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

(4)  Not annualized for periods less than one year.

(5)  Gross expense ratios are inclusive of deferred service provider fees. For the period ended September 30, 2020, gross expense ratios excluding deferred service provider fees would have been 5.18% and 5.43% for Class I and Class A, respectively. (see Note 3)

(6)  The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 3).

(7)  Commenced operations on August 8, 2019.

See accompanying Notes to Financial Statements

Notes to the Financial Statements
September 30, 2020

1. ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010 as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of two series of diversified portfolios (collectively, the “Funds” and each individually a “Fund”): Destra Flaherty & Crumrine Preferred and Income Fund (“Preferred and Income Fund”), which commenced operations on April 12, 2011, and Destra Granahan Small Cap Advantage Fund (“Small Cap Advantage Fund”), which commenced operations on August 8, 2019. The Preferred and Income Fund’s investment objective is to seek total return with an emphasis on high current income. The Small Cap Advantage Fund’s investment objective is to seek long-term capital appreciation by investing in securities of issuers with small market capitalization. The Preferred and Income Fund currently offers three classes of shares, Classes A, C, and I. The Small Cap Advantage Fund currently offers two classes of shares, Classes A and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund represents shares of beneficial interest (“Shares”) in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies under U.S. GAAP and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies.

(a) Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise are valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value (“NAV”), the Funds value these securities at fair value as determined in accordance with procedures approved by the Board of Trustees (the “Board”). Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates fair value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”.

Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with FASB ASC Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets that the Funds have the ability to access. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

Notes to the Financial Statements
September 30, 2020 (continued)

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimate fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds’ valuation policies and procedures are approved by the Board.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Allocation of Income and Expenses

In calculating the NAV per Share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of Shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as management fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(d) Cash and Cash Equivalents

Cash and cash equivalents may consist of demand deposits and highly liquid investments (e.g., U.S. treasury notes) with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Funds deposit cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

(e) Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f) Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders. The Preferred and Income Fund expects to pay monthly distributions and the Small Cap Advantage Fund expects to pay annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

(g) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Notes to the Financial Statements
September 30, 2020 (continued)

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Investment Management Agreement

Pursuant to an Investment Management Agreement (the “Agreement”) between each Fund and Destra Capital Advisors LLC, the Fund’s investment adviser (the “Adviser”), subject to the oversight of the Trust’s Board, the Adviser is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s respective investment objectives and policies and limitations and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Adviser receives an annual management fee payable monthly, at an annual rate of 0.75% and 1.10% respectively, of the average daily net assets of the Preferred and Income Fund and Small Cap Advantage Fund.

The Trust and the Adviser have entered into an expense limitation agreement where the Adviser has agreed to cap expenses such that the total annual Fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, interest, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business), do not exceed 1.50%, 2.25%, and 1.25% of the Preferred and Income Fund’s average daily net assets attributable to Class A shares, Class C shares, and Class I shares, respectively, and 1.75%, and 1.50% of the Small Cap Fund’s average daily net assets attributable to Class A shares and Class I shares, respectively (the “Expense Limitation Agreement”). The Expense Limitation Agreement will continue in effect until January 28, 2030, may be terminated or modified prior to that date only with the approval of the Board and will automatically continue in effect for successive twelve-month periods thereafter. Any fee waived and/or expense assumed by the Adviser pursuant to the Expense Limitation Agreement is subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if such reimbursement results in the Fund exceeding an expense ratio equal to the Fund’s then-current expense caps or the expense caps that were in place at the time the fee was waived and/or expense assumed by the Adviser.

During the year ended September 30, 2020, expenses totaling $211,052 were waived by the Adviser for the Small Cap Advantage Fund and no expenses were waived by the Adviser for the Preferred and Income Fund.

The following amounts are subject to recapture by the Adviser by the following dates:

Small Cap Advantage Fund
September 30, 2022	$46,694
September 30, 2023	211,052

Fee Deferral Agreement

On behalf of the Small Cap Advantage Fund, the Adviser has entered into an agreement with the service provider, UMB Fund Services, Inc. (“UMBFS”), to defer certain business line related fees subject to repayment provisions if certain conditions are met (the “Deferral Agreement”). Effective February 1, 2020, through July 31, 2021, UMBFS has agreed to defer certain accounting and administrative fees, transfer agent fees and expenses, and custodian fees (collectively, the “Deferral Fees”) provided the Small Cap Advantage Fund is operating above its current expense limitation. If the Small Cap Advantage Fund operates above the expense limitation prior to July 31, 2021, and the Adviser receives a portion of its management fee, the Adviser will pay to UMB any outstanding Deferral Fees in an amount equal to or greater than 50% of the Adviser’s net management fee. Should the Small Cap Advantage Fund operate below the expense limitation prior to July 31, 2021, the Adviser will: (i) pay to UMBFS any outstanding Deferral Fees in an amount equal to or greater than 50% of the Adviser’s net management fee, and (ii) pay UMBFS any outstanding Deferral Fees prior to retaining any recoupment amount itself per the terms of the Expense Limitation Agreement. The Adviser accepts full financial responsibility for the payment of these Deferral Fees and will repay the remaining unpaid balance amount by December 31, 2021, should the provisions for repayment outlined above not be met. As of September 30, 2020, the total amount of outstanding Deferral Fees is $75,048 and is fully collectible from the adviser and presented as a receivable at September 30, 2020. During the year ended September 30, 2020, $3,915 of the Deferral Fees have met the conditions for repayment and have been paid to UMBFS.

Sub-Advisory Agreements

The Preferred and Income Fund has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-adviser. Small Cap Advantage Fund has retained Granahan Investment Management, Inc. (“Granahan”) to serve as its investment sub-adviser.

Notes to the Financial Statements
September 30, 2020 (continued)

The Adviser has agreed to pay from its own assets an annualized sub-advisory fee to Flaherty an amount equal to one half of the net management fees collected by the Adviser, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Preferred and Income Fund.

The Adviser has agreed to pay from its own assets an annualized sub-advisory fee to Granahan an amount equal to one half of the net advisory fees collected by the Adviser, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Small Cap Advantage Fund.

Other Service Providers

UMBFS serves as each Fund’s Administrator, Accounting Agent, and Transfer Agent. UMB Bank, N.A. serves as each Fund’s Custodian.

4. OFFERING COSTS

The Small Cap Advantage Fund’s total offering costs of $113,224 represent the total amount incurred in connection with the offering and initial registration and is being amortized on a straight-line basis over the first twelve months of the Small Cap Advantage Fund’s operations which began on August 8, 2019, the commencement of operations date. As of September 30, 2020, all offering costs have been expensed subject to the Small Cap Advantage Fund’s Expense Limitation Agreement (see Note 3).

5. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A Shares and the Preferred and Income Fund’s Class C Shares have adopted a Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A Shares and up to 1.00% of the average daily net assets of the Preferred and Income Fund’s C Shares, respectively. Of the 1.00%, up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services. Under the terms of the Plan, the Funds are authorized to make payments to Destra Capital Investments, LLC, the Funds’ distributor (the “Distributor”) for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

6. FEDERAL TAX INFORMATION

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Funds will not be subject to federal income tax to the extent each Fund distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statements of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Funds.

Each Fund complies with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current period.

Accounting for Uncertainty in Income Taxes requires management of each Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Funds have no examinations in progress during the year ended September 30, 2020. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of each Fund’s tax returns and concluded that Accounting for Uncertainty in

Notes to the Financial Statements
September 30, 2020 (continued)

Income Taxes resulted in no effect on each Fund’s reported net assets or results of operations as of and during the year ended September 30, 2020. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At September 30, 2020, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

	Preferred and Income Fund	Small Cap Advantage Fund
Cost of investments	$273,749,318	$9,904,888
Gross unrealized appreciation	12,524,464	2,164,692
Gross unrealized depreciation	(6,247,809)	(697,701)
Net unrealized appreciation	6,276,655	1,466,991

The difference between cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share.

For the year ended September 30, 2020, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings as follows:

	Paid-in Capital	Distributable Earnings
Preferred and Income Fund	$(1)	$1
Small Cap Advantage Fund	(85,353)	85,353

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Preferred and Income Fund	Small Cap Advantage Fund
Undistributed ordinary income	$—	$18,814
Undistributed long-term capital gains	—	—
Tax distributable earnings	—	18,814
Accumulated capital and other losses	(3,239,647)	(161,647)
Temporary book and tax differences	—	—
Unrealized appreciation on investments	6,276,655	1,466,992
Total distributable earnings	$3,037,008	$1,324,159

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. For the tax year ending 9/30/2020, the Flaherty & Crumrine Preferred and Income Fund is electing to defer post-October capital losses of $3,239,647. Of these losses, $1,737,084 are short term in character, while $1,502,563 are long term in character.

The tax character of distributions paid during the years ended September 30, 2020 and 2019 for the Preferred and Income fund were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$12,326,533	$10,417,818
Net long-term capital gains	1,525,485	1,691,470
Total distributions paid	$13,852,018	$12,109,288

Notes to the Financial Statements
September 30, 2020 (continued)

There were no distributions paid by the Small Cap Advantage Fund during the year ended September 30, 2020.

At September 30, 2020, the Funds had accumulated capital loss carry forwards as follows:

	Preferred and Income Fund	Small Cap Advantage Fund
Short-term	$—	$161,647
Long-term	—	—
Total	$—	$161,647

To the extent that the Funds may realize future net capital gains, those gains will be offset by any unused capital loss carry forwards. Future capital loss carry forward utilization in any given year may be subject to Internal Revenue Code limitations.

The Preferred and Income Fund and Small Cap Advantage Fund did not utilize any of their capital loss carry forward during the year ended September 30, 2020.

7. INVESTMENT TRANSACTIONS

For the year ended September 30, 2020, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Preferred and Income Fund	$84,651,528	$49,817,028
Small Cap Advantage Fund	13,162,967	4,692,753

8. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A Shares are subject to an initial sales charge of up to 4.50% on purchases of less than $1,000,000. The Funds’ Shares are purchased at NAV per Share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by the Funds or their authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of Shares. Redemption requests will be processed at the next NAV per Share calculated after a redemption request is accepted.

A contingent deferred sales charge (“CDSC”) of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The CDSC may be waived for certain investors as described in the Preferred and Income Fund’s Prospectus. For the year ended September 30, 2020, the total CDSC received by affiliates in the Preferred and Income Fund amounted to $4,997.

For the year ended September 30, 2020, various broker dealers received $169,391 and $97,618 of sales charges from Shares sold of the Preferred and Income Fund and Small Cap Advantage Fund, respectively. Sales charges from Shares sold of the Funds received by affiliates amounted to $24,547 and $12,753 for the Preferred and Income Fund and Small Cap Advantage Fund, respectively.

9. PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Funds.

Recent Market and Economic Developments — Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak may have a significant negative impact on the operations and profitability of the Funds’ investments. The extent of the impact to the financial performance of the Funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Credit and Counterparty Risk — Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Notes to the Financial Statements
September 30, 2020 (continued)

Financial Services Companies Risk — The Preferred and Income Fund invests in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. These companies are especially subject to the adverse effects of economic recession; currency exchange rates; government regulation; decreases in the availability of capital; and volatile interest rates.

Interest Rate Risk — If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by a Fund will fall.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Funds invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Funds’ management will underperform the markets, the relevant indices or the securities selected by other Funds with similar investment objectives and investment strategies. This means you may lose money.

Preferred Security Risk — Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.

Smaller Companies Risk — The Small Cap Advantage Fund will hold securities of small- and/or mid-cap companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than those of larger, more established companies. Smaller capitalization issuers are often not as diversified in their business activities and frequently have fewer product lines, financial resources and management experience than issuers with larger market capitalizations. Additionally, reduced trading volume of securities of smaller issuers may make such securities more difficult to sell than those of larger companies.

10. TRUSTEES AND OFFICERS

The Destra Fund Complex (consisting of the Funds, the Destra Multi-Alternative Fund, and the Destra International & Event-Driven Credit Fund), pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for their services in this capacity. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year. Trustees are also reimbursed for travel-related and authorized business expenses. The Trust does not pay compensation to Trustees who also serve in an executive officer capacity for the Trust or the Advisers.

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as the Fund’s Chief Financial Officer and Assistant Treasurer. PINE receives an annual base fee for the services provided to the Trust. PINE is reimbursed for certain out-of-pocket expenses by the Trust. Each Fund pays its portion of these fees on a pro rata basis according to each Fund’s average net assets. Service fees paid by the Trust for the year ended September 30, 2020 are disclosed in the Statements of Operations.

12. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the date the financial statements were issued and has identified the following for disclosure in the Fund’s subsequent events:

On October 14, 2020, Destra Capital Management LLC (“DCM”), the parent company of the Adviser, entered into a redemption agreement with Continuum Funds Holdings, LLC, the majority owner of DCM, pursuant to which DCM agreed to buy back all of the outstanding equity interests of DCM (the “Adviser Transaction”). Closing of the Adviser Transaction is contingent upon, among other things, shareholder approval of a new advisory agreement between the Adviser and the Fund (the “New Advisory Agreement”), which means that the Adviser Transaction will not occur unless shareholders of the Fund approve the New Advisory Agreement. Such approval will be sought from shareholders via proxy.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund and Board of Trustees of Destra Investment Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Destra Investment Trust comprising the funds listed below (the “Funds”) as of September 30, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Destra Flaherty & Crumrine Preferred and Income Fund	For the year ended September 30, 2020	For the years ended September 30, 2020 and 2019	For the years ended September 30, 2020, 2019, and 2018
Destra Granahan Small Cap Advantage Fund	For the year ended September 30, 2020	For the year ended September 30, 2020 and for the period from August 8, 2019 (commencement of operations) through September 30, 2019	For the year ended September 30, 2020 and for the period from August 8, 2019 (commencement of operations) through September 30, 2019

Destra Flaherty & Crumrine Preferred and Income Fund’s financial highlights for the years ended September 30, 2017, and prior, were audited by other auditors whose report dated November 21, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Destra Capital Advisors LLC since 2018.

COHEN & COMPANY, LTD.
Chicago, Illinois
November 25, 2020

Additional Information
September 30, 2020 (unaudited)

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of Shares of the Funds or of any securities mentioned in this report.

Corporate Dividends Received Deduction — For the period ended September 30, 2020, the Preferred and Income Fund and Small Cap Advantage Fund had 74% and 0%, respectively, of dividends paid from net investment income qualify for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income — For the period ended September 30, 2020, the Preferred and Income Fund and Small Cap Advantage Fund had 100% and 0%, respectively, of dividends paid from net investment income designated as qualified dividend income.

Proxy Voting — Policies and procedures that the Funds use to determine how to vote proxies as well as information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling 844-9DESTRA (933-7872) or visiting Destra Capital Investments LLC’s website at www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (or its predecessor Form N-Q). The Funds’ Form N-PORT (or its predecessor Form N-Q) is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Liquidity Risk Management — The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. Assessment and management of each Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments. The Funds’ Board approved the appointment of the Liquidity Risk Management Committee as the Program’s administrator to carry out the specific responsibilities set forth in the Program, including reporting to the Board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from January 1, 2020, through June 30, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage each Fund’s liquidity risk.

Trustees And Officers Information
September 30, 2020 (unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the Investment Management Agreement, is the responsibility of the Board. The Board consists of four trustees, one of whom is an “Interested Person” (as the term “Interested Person” is defined in the 1940 Act) and three of whom are not Interested Persons (referred to herein as “Independent Trustees” and together with the Interested Person, the “Trustees”). None of the Independent Trustees has ever been a Trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The identity of the Trustees and the Trusts’ executive officers and biographical information as of September 30, 2020 is set forth below. The address for each Trustee is c/o Destra Investment Trust, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past five years
Independent Trustees
John S. Emrich, CFA Birth year: 1967	November 2017	Mortgage Banker, The Mortgage Company (January 2018 to present); Financial Planner (self-employed, consulting) (January 2018 to present); Private Investor, (January 2011 to present); Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser) (April 2005 to December 2010); Member (June 2012 to present) and Manager (2013 to 2015), Iroquois Valley Farms LLC (a farmland finance company); Board Member, Clean Energy Credit Union (September 2017 to April 2019).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Michael S. Erickson Birth year: 1952	November 2017	Private Investor (August 2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffrey S. Murphy Birth year: 1966	November 2017	Retired (2014 to present).	4	None
Interested Trustee
Nicholas Dalmaso,(2) Chairman Birth year: 1965	November 2017	General Counsel and Chief Compliance Officer of M1 Holdings LLC (2014 to present); General Counsel and Chief Compliance Officer of M1 Finance LLC (an investment adviser) (2014 to present); General Counsel and Chief Compliance Officer of M1 Advisory Services LLC (an investment adviser) (2014 to present); Independent Director of Keno Kozie Associates (IT Consulting) (2016 to 2018).	4	None

(1)   The Fund Complex consists of the Trust, the Destra International & Event-Driven Credit Fund, and the Destra Multi-Alternative Fund.

(2)   Mr. Dalmaso is an “interested person” of the Fund, as defined in the 1940 Act, by reason of his former position with Destra Capital Management LLC and its subsidiaries.

Trustees And Officers Information
September 30, 2020 (unaudited) (continued)

The following persons serve as the Trusts’ executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) During the past 5 years
Robert Watson Birth year: 1965	President since 2017	Senior Managing Director and Investment Product Strategist, Destra Capital Investments LLC (2011 to present).
Derek Mullins Birth year: 1973	Chief Financial Officer and Treasurer since 2018

Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present); Director of Operations, ArrowMark Partners LLC (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013 to 2018).

Jane Hong Shissler Birth year: 1972	Chief Compliance Officer and Secretary since 2017	General Counsel, Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC (2015 to present); Partner (2012-2015), Chapman and Cutler LLP.
Marcie McVeigh Birth year: 1979	Assistant Treasurer since 2020*

Associate Director of CFO Services, PINE Advisor Solutions (2020 to present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020); Senior Financial Reporting Specialist, American Century Investments (2011 to 2018).

Jake Schultz Birth year: 1996	Assistant Secretary since 2020*	Product Analyst, Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC (2019 to present).

*  Appointed at a meeting of the Board held on August 27, 2020.

The address for each executive officer is c/o Destra IInvestment Trust, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 844-9DESTRA (933-7872), or visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Trust Information

Board of Trustees	Officers	Investment Adviser
John S. Emrich	Robert A. Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Chicago, IL
Jeffrey S. Murphy
Nicholas Dalmaso*	Derek Mullins	Sub-Advisers
	Chief Financial Officer and Treasurer	Flaherty & Crumrine Inc. Pasadena, CA

	Jane Hong Shissler	Granahan Investment Management Inc.
	Chief Compliance Officer and Secretary	Waltham, MA

	Marcie McVeigh	Distributor
	Assistant Treasurer	Destra Capital Investments LLC Chicago, IL

	Jake Schultz	Custodian
	Assistant Secretary	UMB Bank, N.A.
Kansas City, MO

* “Interested Person” of the Fund, as defined in the Investment Company Act of 1940, as amended.		Administrator, Accounting Agent, and Transfer Agent
UMB Fund Services, Inc.
Milwaukee, WI

Legal Counsel
Faegre Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your Shares of the Trust?

• If your Shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of Shares of the Funds or of any securities mentioned in this report.

ITEM 2. CODE OF ETHICS.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees for professional services by Cohen & Company, Ltd. during the fiscal years 2019 and 2020 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended September 30, 2019	$29,500
Fiscal year ended September 30, 2020	$30,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended September 30, 2019	None
Fiscal year ended September 30, 2020	None

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year ended September 30, 2019	$6,500
Fiscal year ended September 30, 2020	$6,500

(d) All Other Fees.

Fiscal year ended September 30, 2019	None
Fiscal year ended September 30, 2020	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is (i) accumulated and communicated to the Registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Destra Investment Trust

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/9/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/9/2020

By (Signature and Title)		/s/ Derek J. Mullins
Derek J. Mullins, Chief Financial Officer
(Principal Financial Officer)

Date	12/9/2020